Other Related Party Transactions	12 Months Ended
Dec. 31, 2011
Other Related Party Transactions [Abstract]
Other Related Party Transactions

19. Other Related Party Transactions

Transaction and Advisory Fee Agreement

In connection with the 2011 Transactions, the Company entered into a transaction and advisory fee agreement with Blackstone Management Partners L.L.C., an affiliate of Blackstone (“BMP”), and Hellman & Friedman, L.P., an affiliate of H&F (“HFLP,” and, together with BMP, the “Managers”), for a term of twelve years. Pursuant to the agreement, the Company paid the Managers, at the closing of the Merger, a $30,000 transaction fee in consideration for the Managers undertaking financial and structural analysis, due diligence and other assistance related to the Merger and reimbursed the Managers for any out-of-pocket expenses incurred by the Managers in connection with the Merger and the provision of services under the agreement. In addition, in consideration for certain advisory services, the Company is obligated to pay the Managers at the beginning of each fiscal year an aggregate advisory fee of $6,000 or an agreed upon amount not to exceed 2% of consolidated EBITDA (as defined in the Senior Credit Agreement) for such fiscal year. Pursuant to the agreement, the Managers are also entitled to receive transaction fees equal to 1% of the aggregate transaction value upon the consummation of any acquisition, divestiture, disposition, merger, consolidation, restructuring or recapitalization, issuance of private or public debt or equity securities (including an initial public offering of equity securities), financing or similar transaction involving the Company.

Pursuant to the agreement, in connection with or in anticipation of a change in control of the Company, sale of all or substantially all of the assets of the Company or an initial public offering of the equity of the Company or parent entity of the Company or their successors, the Managers have the option to receive, in consideration of such Manager’s role in facilitating such transaction and in settlement of the termination of the services, a single lump sum cash payment equal to the then-present value of all the then-current and future annual advisory fees payable under the agreement, assuming a remaining twelve-year payment period. To the extent that the Company does not pay the lump sum fee when due, the obligation will accrue interest at an annual rate of 10%, compounded quarterly.

During the period from November 2, 2011 to December 31, 2011, the Company paid $30,000 ($28,050 to BMP and $1,950 to HFLP) in transaction fees, $986 ($715 to BMP and $271 to HFLP) in advisory fees and $400 as reimbursement to BMP for their out of pocket expenses. With respect to the Merger transaction fee, the fee was paid by the Company on behalf of Parent. As a result, the Merger transaction fee was reflected as a reduction of the equity contributed by Parent. The advisory fee was reflected within sales, marketing, general and administrative expense in the accompanying consolidated statements of operations.

Transaction Fee Letter Agreement

In connection with the 2011 Transactions, Parent entered into an agreement with Blackstone Advisory Partners L.P. (“BAP”) whereby BAP agreed to provide advisory services, including general business and financial analysis, transaction feasibility analysis, due diligence support, pricing analysis, assistance with negotiations and the development of a general transaction strategy. In exchange for these services, Parent agreed to pay a transaction fee of $10,000 that was contingent upon the closing of the Merger. Immediately following the Merger, Parent caused the Company to pay $10,000 to BAP on behalf of Parent. This fee, as it was incurred on behalf of Parent, was reflected as a reduction of the equity contributed by Parent.

2019 Notes and Term Loans Held by Related Party

During the period from November 2, 2011 to December 31, 2011, certain investment funds managed by GSO Capital Partners LP (the “GSO-managed funds”) held a portion of the 2019 Notes and the Senior Credit Facilities. GSO Advisor Holdings LLC (“GSO Advisor”) is the general partner of GSO Capital Partners LP. Blackstone, indirectly through its subsidiaries, holds all of the issued and outstanding equity interests of GSO Advisor. As of December 31, 2011, the GSO-managed funds held $100,000 in principal amount of the 2019 Notes and $52,500 in principal amount of the Senior Credit Facilities ($525 of which is classified within current portion of long-term debt). The Company paid $571 in interest on the Senior Credit Facilities to the GSO-managed funds in the period from November 2, 2011 to December 31, 2011.

Transactions with Blackstone Portfolio Companies

The Company provides various services to certain Blackstone portfolio companies under contracts that were executed in the normal course of business prior to the Merger. The Company recognized revenue of $769 and $4,478 related to services provided to Blackstone portfolio companies for the periods from November 2, 2011 to December 31, 2011 and January 1, 2011 to November 1, 2011, respectively.

Transactions with H&F Portfolio Companies

The Company both purchases from, and provides various services to, certain H&F portfolio companies under contracts that were executed in the normal course of business. The Company recognized revenue of $206, $1,174, 1,266 and $1,125 related to services provided to H&F portfolio companies for the periods from November 2, 2011 to December 31, 2011, January 1, 2011 to November 1, 2011 and for the years ended December 31, 2010 and 2009, respectively. The Company paid H&F portfolio companies $0, $247, $143 and $46 related to services provided to the Company for the periods from November 2, 2011 to December 31, 2011, January 1, 2011 to November 1, 2011 and for the years ended December 31, 2010 and 2009, respectively.

Other

During 2009, the Company executed an agreement with Patni Computer Systems Ltd. (“Patni”), a company in which General Atlantic had a substantial ownership interest, to outsource certain mailroom and verification services. Under this agreement, the Company paid Patni approximately $2,202, $3,855 and $441 in 2011, 2010 and 2009, respectively, in connection with services received under this agreement. In May 2011, General Atlantic sold all of its interests in Patni.

Following the merger of Allscripts-Misys Healthcare Solutions, Inc. (“Allscripts”) and Eclipsys Corporation in the third quarter of 2010, Philip M. Pead, a member of the Company’s board of directors at that time, was appointed as executive Chairman of the Board of Allscripts. The Company made payments of $1,647 during 2011 and $2,277 during 2010, to Allscripts under preexisting agreements between the Company and Allscripts for connectivity and other services. Mr. Pead resigned from the Company’s board of directors in August 2011.